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                                                                    EXHIBIT 99.2




                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                     9 1/8% SERIES A SENIOR NOTES DUE 2003

                                       and

                      9 1/2% SERIES A SENIOR NOTES DUE 2008

                                       of

                             R&B FALCON CORPORATION

     This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used to accept the Exchange Offer (as defined below) if (i) certificates for the Company's (as defined below) its 9 1/8% Series A Senior Notes due 2003 (the "5-Outstanding Notes") and 9 1/2% Series A Senior Notes due 2008 (the "10-Year Outstanding Notes," and together with the 5-Year Outstanding Notes, the "Outstanding Notes"), are not immediately available, (ii) Outstanding Notes, the Letter of Transmittal and all other required documents cannot be delivered to Chase Bank of Texas, National Association (the "Exchange Agent") on or prior to the Expiration Date (as defined in the Prospectus defined below), or
(iii) the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent. See "The Exchange Offer--Procedures for Tendering" and "--Guaranteed Delivery Procedures" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Outstanding Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal relating to the Outstanding Notes (or facsimile thereof) must also be received by the Exchange Agent on or prior to the Expiration Date. Capitalized terms used but not defined herein have the meanings assigned to them in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON      , 1999, UNLESS THE OFFER IS EXTENDED. TENDERS MAY BE WITHDRAWN
PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                  The Exchange Agent for the Exchange Offer Is:

                    CHASE BANK OF TEXAS, NATIONAL ASSOCIATION

  By Mail, Hand or Overnight Delivery:            By Facsimile Transmission:
Chase Bank of Texas, National Association      (For Eligible Institutions Only)
      c/o The Chase Manhattan Bank                    (212) 638-0454
     55 Water Street, North Building
       Room 234, Windows 20 and 21                  Confirm by Telephone:
        New York, New York 10041                        (713) 216-6686
        Attention: Carlos Esteves
                                                        For Inquiries:
                                                         Mauri Cowen
                                                       (212) 638-7380

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.


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Ladies and Gentlemen:

     The undersigned hereby tenders to R&B Falcon Corporation, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set
forth in the Prospectus dated      , 1999 (as the same may be amended or
supplemented from time to time, the "Prospectus"), and the related Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" and "--Guaranteed Delivery Procedures."

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                   5-YEAR OUTSTANDING NOTES (CUSIP NO. 74912 EAJ 0)
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                                                                PRINCIPAL AMOUNT
                                    AGGREGATE PRINCIPAL       TENDERED FOR EXCHANGE
   CERTIFICATE NUMBER(S)           AMOUNT REPRESENTED BY      (MUST BE IN INTEGRAL
      (IF AVAILABLE)                  CERTIFICATE(S)          MULTIPLES OF $1,000)*
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
                                    $                         $
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                                    $                         $
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                                    $                         $
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                                    $                         $
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TOTAL AMOUNT OF 5-YEAR
OUTSTANDING NOTES TENDERED:         $                         $
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*    NEED NOT BE COMPLETED IF TENDERING FOR EXCHANGE ALL 5-YEAR OUTSTANDING
     NOTES HELD. 5-YEAR OUTSTANDING NOTES MAY BE TENDERED IN WHOLE OR IN PART
     IN INTEGRAL MULTIPLES OF $1,000 IN AGGREGATE PRINCIPAL AMOUNT. ALL 5-YEAR
     OUTSTANDING NOTES HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS
     SPECIFIED IN THIS COLUMN.
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



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                   10-YEAR OUTSTANDING NOTES (CUSIP NO. 74912 EAL 5)
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                                                                PRINCIPAL AMOUNT
                                    AGGREGATE PRINCIPAL       TENDERED FOR EXCHANGE
      CERTIFICATE NUMBER(S)        AMOUNT REPRESENTED BY      (MUST BE IN INTEGRAL
         (IF AVAILABLE)                CERTIFICATE(S)         MULTIPLES OF $1,000)*
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
                                    $                         $
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                                    $                         $
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                                    $                         $
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                                    $                         $
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TOTAL AMOUNT OF 10-YEAR
OUTSTANDING NOTES TENDERED:         $                         $
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*    NEED NOT BE COMPLETED IF TENDERING FOR EXCHANGE ALL 10-YEAR OUTSTANDING
     NOTES HELD. 10-YEAR OUTSTANDING NOTES MAY BE TENDERED IN WHOLE OR IN PART
     IN INTEGRAL MULTIPLES OF $1,000 IN AGGREGATE PRINCIPAL AMOUNT. ALL 10-YEAR
     OUTSTANDING NOTES HELD SHALL BE DEEMED TENDERED UNLESS A LESSER NUMBER IS
     SPECIFIED IN THIS COLUMN.
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







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     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH, INCAPACITY, OR DISSOLUTION OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

================================================================================

If Outstanding Notes will be tendered by book-entry transfer, please provide the following information:



Name of Tendering Institution


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The Depository Trust Company
Account No.


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================================================================================


================================================================================
                                PLEASE SIGN HERE

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                                  Signature(s)



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                             Name(s) (Please Print)



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                           Address (Include Zip Code)



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                          (Area Code and Phone Number)



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                                      Date

================================================================================
     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Outstanding Notes exactly as its (their) name(s) appear on certificates for Outstanding Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

Please print name(s) and address(es):


Name(s)
       -------------------------------------------------------------------------

Capacity
        ------------------------------------------------------------------------

Address(es)
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                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)


     The undersigned, a participant in a Recognized Signature Guarantee Medallion Program, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Outstanding Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Outstanding Notes into the Exchange Agent's account at the Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the prospectus, and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date (as defined in the Prospectus).


-----------------------------------       --------------------------------------
Name of Firm                              Authorized Signature


-----------------------------------       --------------------------------------
                                          Name (please print)


-----------------------------------       --------------------------------------
Address                                   Title


-----------------------------------       --------------------------------------
Area Code and Telephone No.               Date


NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM.
      CERTIFICATES FOR OUTSTANDING NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.




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